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Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
OF
LEVEL 3 COMMUNICATIONS, INC.

Pursuant to the Offer to Purchase
Dated November 17, 2008

2.875% Convertible Senior Notes due 2010
6% Convertible Subordinated Notes due 2010
6% Convertible Subordinated Notes due 2009
(collectively, the "Notes")

Each Offer (as defined below) will expire at 12:00 midnight, New York City time, on December 15, 2008, unless extended for that Offer as described in the Offer to Purchase (such date and time, as the same may be extended with respect to that Offer, the "Expiration Date"). If you choose to tender and wish to receive the consideration shown in the table on the front cover of the Offer to Purchase (as defined below), you must validly tender your Notes at or prior to the applicable Expiration Date.

The Depositary for the Offers is:

Global Bondholder Services Corporation

By Mail, Overnight Courier or by Hand:
65 Broadway—Suite 723
New York, New York 10006

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase dated November 17, 2008 (as the same may be amended or supplemented from time to time, the "Offer to Purchase").

        Questions and requests for assistance relating to the procedures for tendering Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

        This Letter of Transmittal and the instructions hereto (the "Letter of Transmittal") and the Offer to Purchase (together with this Letter of Transmittal, as amended from time to time, the "Offer Documents") of Level 3 Communications, Inc. (the "Company") constitute the Company's offers (each, an "Offer" and collectively, the "Offers") to purchase for cash any and all of the Notes, at the consideration and subject to the terms and conditions set forth in the Offer to Purchase, from registered holders of the Notes (each, a "Holder" and collectively, the "Holders").

        This Letter of Transmittal is to be used by each Holder if you desire to tender such Notes. If: (1) you hold such Notes in book entry form through the Depositary Trust Company ("DTC"), then you may transfer such Notes through DTC's Automated Tender Offer Program ("ATOP"), following the procedures set forth in the Offer to Purchase under "Procedures for Tendering Notes—Notes Held Through DTC" or (2) you hold physical certificates evidencing such Notes, then you must complete and sign this Letter of Transmittal in accordance with the instructions set forth herein, have the signature hereon guaranteed, if required hereunder, and send or deliver the manually signed Letter of Transmittal, together with any certificates you hold evidencing the Notes you are tendering and any other required documents to the Depositary at its address set forth in this Letter of Transmittal.

        The Depositary and DTC have confirmed that Notes held in book-entry form through DTC that are to be tendered in the Offers are eligible for ATOP. To effectively tender Notes eligible for ATOP that are held through DTC, DTC participants must, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary's account at DTC and send an Agent's Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary's account at DTC as described above is referred to herein as a "Book-Entry Confirmation." Delivery of documents to DTC does not constitute delivery to the Depositary. The term "Agent's Message" as used herein means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent's Message, stating (a) such participant has received and agrees to be bound by the terms and conditions of an Offer as set forth in the Offer to Purchase and this Letter of Transmittal and that the Company may enforce such agreement against such participant, (b) such participant has full power and authority to tender, exchange, assign and transfer the Notes and (c) when the tendered Notes are accepted for payment by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

        If an Offer is terminated or the Notes are validly withdrawn prior to the applicable Expiration Date, or the Notes are not accepted for payment, the Consideration applicable to such series of Notes will not be paid or become payable. If any tendered Notes are not purchased pursuant to an Offer for any reason, or certificates are submitted evidencing more Notes than are tendered, such Notes not purchased will be returned, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), unless otherwise requested by such Holder under "Special Delivery Instructions" in this Letter of Transmittal, promptly following the applicable Expiration Date or termination of an Offer.

        Each Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

        No Offer is not being made to, nor will tenders of Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of any Offer would not be in compliance of the laws of such jurisdiction.

        You must complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to an Offer. If you hold your Notes through a broker, your broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. See Instruction 10 below.

        Holders who wish to tender their Notes must complete the box below entitled "Method of Delivery" and complete the box below entitled "Description of Notes Tendered" and sign in the appropriate box below.

METHOD OF DELIVERY

☐
CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED.

☐
CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

  List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the issue of Notes, the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Notes by ATOP.

DESCRIPTION OF SECURITIES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Series of Notes	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount Tendered*

Total Principal Amounts of Notes

*
Unless otherwise indicated in this column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 2.

        The names and addresses of the registered Holders should be printed exactly as they appear on the certificates representing Notes tendered hereby.

        If you do not wish to tender your Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated November 17, 2008 (the "Offer to Purchase"), of Level 3 Communications (the "Company"), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal" and, together with the Offer to Purchase, as amended from time to time, the "Offer Documents"), which together constitute the Company's offers (each, an "Offer" and collectively, the "Offers") to purchase for cash any and all of its (i) 2.875% Convertible Senior Notes due 2010, (ii) 6% Convertible Subordinated Notes due 2010 and (iii) 6% Convertible Subordinated Notes due 2009 (collectively, the "Notes"), at the consideration per $1,000 principal amount and subject to the terms and conditions set forth in the Offer to Purchase, from registered holders of the Notes (each, a "Holder" and collectively, the "Holders").

        Upon the terms and subject to the conditions of each Offer set forth in the Offer to Purchase, the undersigned hereby tenders to the Company the principal amount of Notes indicated above. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase.

        Subject to, and effective upon, the acceptance for payment of, and payment for, the Notes tendered hereby, by executing and delivering this Letter of Transmittal a tendering Holder of Notes (i) irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Notes tendered hereby, (ii) waives any and all rights with respect to such Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Notes and the respective indentures under which such Notes were issued), (iii) releases and discharges the Company from any and all claims such Holder may have now, or may have in the future arising out of, or related to, such Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to such Notes, to convert the Notes into cash or cash and shares of common stock, to participate in any redemption or defeasance of such Notes or be entitled to any of the benefits under the respective indentures under which the Notes were issued and (iv) irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of such Holder with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders, for the Consideration and Accrued Interest for any tendered Notes that are purchased by the Company) and (d) deliver to the Company this Letter of Transmittal, all upon the terms and subject to the conditions of the Offers.

        The undersigned understands and acknowledges that each Offer will expire on the applicable Expiration Date, unless extended or earlier terminated by the Company with respect to any or all Offers. In addition, the undersigned understands and acknowledges that, in order to receive the Consideration, the undersigned must have validly tendered (and not validly withdrawn) Notes at or prior to the applicable Expiration Date.

        Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that checks for payments of the Consideration and Accrued Interest to be made in connection with each Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for payment be issued to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for payment be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payments of the Consideration, if any, be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

        Tenders of Notes may be validly withdrawn at any time up until 12:00 midnight, New York City time, on the applicable Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after January 14, 2009 (if the applicable Expiration Date has not occurred prior to that date), unless such Notes have been accepted for payment as provided in the Offer to Purchase. In the event of a termination of any of the Offers, the respective tendered Notes will promptly be returned to the Holder or credited to such Holder's account through DTC and such Holder's DTC participant, unless otherwise indicated under "Special Delivery Instructions." In the event Notes tendered by a Holder are not purchased due to proration, they will be promptly returned to such Holder or credited to such Holder's account, unless otherwise indicated under "Special Delivery Instructions."

        For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary on or prior to the applicable Expiration Date, by mail or hand delivery or by a properly transmitted "Request Message" through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Notes to be withdrawn, the name in which those Notes are registered (or, if tendered by a book-entry transfer, the name of the participant in DTC whose name appears on the security position listing as the owner of such Notes), if different from that of the person who deposited the Notes, (b) contain the description of the Notes to be withdrawn, the certificate number or numbers of such Notes, unless such Notes were tendered by book-entry delivery, and the aggregate principal amount represented by such Notes, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), or be accompanied by documents of transfer sufficient to have the applicable Note trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (d) if this Letter of Transmittal was executed by a person other than the registered Holder, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder.

        The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of each Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

        For purposes of each Offer, the undersigned understands that the Company will be deemed to have accepted for payment, and thereby purchased, all Notes validly tendered and not validly withdrawn on or prior to the applicable Expiration Date, or defectively tendered Notes with respect to which the Company has waived such defect, if, as and when the Company gives written notice thereof to the Depositary.

        The undersigned understands that, as set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Notes tendered if the conditions to an Offer as described therein are not met.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of (1) certificates representing such Notes or timely confirmation of a book-entry transfer of such Notes into the Depositary's account at DTC pursuant to the procedures set forth in this section, (2) a properly completed and duly executed Letter of Transmittal or a properly transmitted Agent's Message through ATOP and (3) any other documents required by this Letter of Transmittal at or prior to the applicable Expiration Date, together with all accompanying evidences of authority and any other required documents in form satisfactory to us. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, which determination shall be final and binding.

PLEASE SIGN BELOW—To Be Completed By All Tendering Holders

        This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as his, her, its or their name(s) appear(s) on certificate(s) for such Notes or, if tendered by a DTC participant, exactly as such participant's name appears on a security position listing such participant as the owner of the Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.

X
X
(Signature of Registered Holder(s) or Authorized Signatory)

Date:	, 2008

Name(s):
(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN AND
SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor)
(Address (including zip code) and Telephone Number (including area code) of Medallion Signature Guarantor)
(Authorized Signature)
(Printed Name)
(Title)
Date:	, 2008

SPECIAL PAYMENT INSTRUCTIONS
(See Instruction 3)

To be completed ONLY if the Consideration and Accrued Interest is to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Notes Tendered" within this Letter of Transmittal.

Pay the Consideration and Accrued Interest to:

Name
(Please Print)

Address
(Including Zip Code)
(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 3)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Notes Tendered" within this Letter of Transmittal.

Deliver the Notes to:

Name
(Please Print)

Address
(Including Zip Code)
(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 herein)
Credit unpurchased Notes delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of Each Offer

        1.    Delivery of this Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations; Withdrawal of Tenders.    This Letter of Transmittal is to be used by each registered Holder if (1) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holder or (2) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC; and, in each case, instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal, the Notes and all other required documents to the Depositary is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Depositary. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the applicable Expiration Date to permit delivery to the Depositary on or prior to such date. This Letter of Transmittal and Notes should be sent only to the Depositary. Delivery of documents to DTC, the Dealer Managers, the Company or the Information Agent shall not constitute delivery to the Depositary.

        The Depositary and DTC have confirmed that Notes held in book-entry form through DTC that are to be tendered in the Offers are eligible for ATOP. To effectively tender Notes eligible for ATOP that are held through DTC, DTC participants must, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary's account at DTC and send an Agent's Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary's account at DTC as described above is referred to herein as a "Book-Entry Confirmation." Delivery of documents to DTC does not constitute delivery to the Depositary. The term "Agent's Message" as used herein means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent's Message, stating (a) such participant has received and agrees to be bound by the terms and conditions of an Offer as set forth in the Offer to Purchase and this Letter of Transmittal and that the Company may enforce such agreement against such participant, (b) such participant has full power and authority to tender, exchange, assign and transfer the Notes and (c) when the tendered Notes are accepted for payment by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. Holders desiring to tender Notes on the applicable Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

        All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent's Message through ATOP, waive any right to receive notice of the acceptance of their Notes for purchase.

        Holders who wish to exercise their right of withdrawal with respect to an Offer must give written notice of withdrawal, delivered by mail or hand delivery, or a properly transmitted "Request Message" through ATOP, which notice must be received by the Depositary at its address set forth on the cover of this Letter of Transmittal on or prior to the applicable Expiration Date or at such other permissible times as are described in the Offer to Purchase. In order to be valid, a notice of withdrawal must include the items listed in the Offer to Purchase. Holders may not rescind withdrawals of tendered Notes. However, validly withdrawn Notes may be retendered by following the procedures therefor described elsewhere in the Offer to Purchase at any time at or prior to the applicable Expiration Date.

        2.    Partial Tenders.    Valid tenders of the 2.875% Convertible Senior Notes due 2010, the 6% Convertible Subordinated Notes due 2010 and the 6% Convertible Subordinated Notes due 2009 pursuant to the applicable Offers will be accepted only in principal amounts of $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column of the box entitled "Description of Notes Tendered" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for payment, Notes representing such untendered amount will be sent to, or if tendered by book-entry transfer through DTC, returned by credit to the account at DTC designated herein of, the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Payment Date.

        3.    Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listed as the owner of the Notes.

        If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the Holder, and certificates for any principal amount of Notes not tendered or not accepted for payment are to be issued, or if any principal amount of Notes that is not tendered or not accepted for payment is to be reissued or returned, to or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, to the Holder, and checks for payments of the Consideration and Accrued Interest to be made in connection with an Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case, the Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of the Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing, with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by a Medallion Signature Guarantor.

        If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company and the Depositary of their authority so to act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

        No signature guarantee is required if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith, or by a participant in DTC whose name appears on a security position listing as the owner of the Notes, and the payment of the Consideration and Accrued Interest is to be made, or any Notes for principal amounts not tendered or not accepted for payment are to be issued, directly to such Holder(s), or, if signed by a participant in DTC, any Notes for principal amounts not tendered or not accepted for payment are to be credited to such participant's account at DTC, and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Notes are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank, trust company or other nominee having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers, if any, accompanying Notes must be guaranteed by a recognized participant in the Notes Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor").

        4.    Special Payment and Special Delivery Instructions.    Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for payment or checks for payment of the Consideration and Accrued Interest to be made in connection with an Offer are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the "TIN") of the person named must also be indicated. If no instructions are given (a) payment of the Consideration and Accrued Interest to be made in connection with an Offer will be made to and (b) Notes not tendered or not accepted for payment will be returned to, the registered Holder of the Notes tendered. The Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes.

        5.    TIN; Substitute Form W-9; Backup Withholding.    Each tendering U.S. Holder is required to provide the Depositary with such U.S. Holder's correct TIN, which, in the case of a U.S. Holder who is an individual, is generally such U.S. Holder's social security number, on the Substitute Form W-9 provided herein or, alternatively, establish another basis for exemption from backup withholding. A U.S. Holder must cross out item (2) in Part III of the Substitute Form W-9 if such U.S. Holder is subject to backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a penalty imposed by the Internal Revenue Service (the "IRS") and backup withholding in an amount equal to 28% of the amount of the gross proceeds received pursuant to the Offer to Purchase. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

        To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a "U.S. person" as defined under the Internal Revenue Code and applicable Treasury regulations.

        If a U.S. Holder does not have a TIN, such U.S. Holder should consult the enclosed Guidelines to Substitute Form W-9 for directions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 attached herein and sign and date the Substitute Form W-9. If the U.S. Holder does not provide such U.S. Holder's TIN to the Depositary by the date the payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing "Applied For" on the form means that the U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one in the near future.

        If the Notes are held in more than one name or are not in the name of the actual owner, consult the Guidelines to Substitute Form W-9 for information on which TIN to report.

        Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled "Exempt from backup withholding" after the name and address lines of Substitute Form W-9. See the Guidelines to Substitute Form W-9 for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, Certificate of Foreign Status, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary or the IRS at its website: http://www.irs.gov.

        6.    Transfer Taxes.    The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to each Offer, except if the payment of the Consideration and Accrued Interest is being made to, or if certificates representing Notes for principal amounts not tendered or not accepted for payment are registered or issued in the name of, any person other than the registered holder of Notes tendered thereby or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal or electronically transmitting acceptance through ATOP, then, in such event, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person(s)) payable on account of the transfer to such person will be deducted from the Consideration, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        7.    Irregularities.    All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. No alternative, conditional or contingent tenders will be accepted. The Company reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of an Offer and any defect or irregularity in the tender of any Notes. The Company's interpretations of the terms and conditions of each Offer, including the instructions in this Letter of Transmittal, will be final and binding. Tenders of Notes will not be deemed to have been validly made until such defects or irregularities have been cured or waived by the Company. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Notes for purchase. None of the Company or any of its affiliates or assigns, the Depositary, the Dealer Managers, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification.

        8.    Waiver of Conditions.    The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to any Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates for Notes.    Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address or telephone number set forth on the back cover of this Letter of Transmittal to receive information about the procedures for obtaining replacement certificates for Notes.

        10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance relating to the procedures for tendering Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER'S NAME: Global Bondholder Services Corporation

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"))

Business Name (Sole proprietors see the instructions in the enclosed Guidelines)

Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation ☐ Partnership
	☐ Other	☐ Exempt from backup withholding

Address

SUBSTITUTE IRS Form W-9 Payer's Request for Taxpayer Identification Number ("TIN") and Certification	Part I—TIN in the box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.
Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number OR Employer Identification Number (If awaiting TIN write "Applied For")

Part II—For Payees exempt from backup withholding, see enclosed Guidelines and complete as instructed therein.

Part III—Certification—Under penalties of perjury, I certify that:

(1)
The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)
I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding; and

(3)
I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You should cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE	, 2008

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
"APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature	Date	, 2008

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.    Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Company.

For this type of account			Give the TAXPAYER IDENTIFICATION number of—	For this type of account		Give the TAXPAYER IDENTIFICATION number of—

1.	An individual's account		The individual	7.	A valid trust, estate, or pension trust.	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	8.	Corporate or LLC's electing corporate status on Form 8832 account	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	9.	Religious, charitable, or educational organization account	The organization
4.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person.		The ward, minor, or incompetent person(3)	10.	Partnership or multi-member LLC account	The partnership
5.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	11.	Association, club or other tax-exempt organization	The organization
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	12.	A broker or registered nominee	The broker or registered nominee
6.	Sole proprietorship account or single-owner limited liability company ("LLC")		The owner(4)	13.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's, or incompetent person's name and furnish such person's social security number.

(4)
Show the name of the owner.

(5)
List first and circle the name of the legal trust, estate, or pension trust.

Note:
If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement arrangement (IRA) or custodial account under section 403(b)(7) of the Code.

  •
  The United States or any of its agencies or instrumentalities.

  •
  A state, the District of Columbia, a possession of the United States, or any political subdivisions or instrumentalities.

  •
  A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

  •
  An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

  •
  A corporation.

  •
  A foreign central bank of issue.

  •
  A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A real estate investment trust.

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A common trust fund operated by a bank under section 584(a) of the Code.

  •
  A financial institution.

  •
  A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  •
  A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under section 852) of the Code.

  •
  Payments described in section 6049(b)(5) of the Code to non-resident aliens.

  •
  Payments on tax-free covenant bonds under section 1451 of the Code.

  •
  Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX TITLED "EXCERPT FROM BACKUP WITHOLDING" ON THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act—Notice-Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of a your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and states agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offers is:

Global Bondholder Services Corporation

By Mail, Overnight Courier or by Hand:

65 Broadway—Suite 723
New York, New York 10006
Attn: Corporate Actions

        Any questions or requests for assistance may be directed to the Dealer Managers or the Information Agent at the addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent. Requests for copies of the Incorporated Documents may also be directed to the Information Agent. Beneficial owners may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

The Information Agent for the Offers is:

Global Bondholder Services Corporation

65 Broadway—Suite 723
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774
Toll free (866) 389-1500

The Dealer Managers for the Offers are:

Citi	Merrill Lynch & Co.
390 Greenwich Street, 4th Floor New York, New York 10013 Attn: Liability Management Group	4 World Financial Center, 7th Floor New York, New York 10080 Attn: Liability Management
Collect: (212) 723-6106 Toll free (800) 558-3745	Collect: (212) 449-4914 Toll free: (888) 654-8637

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  Exhibit (a)(1)(ii)
LETTER OF TRANSMITTAL OF LEVEL 3 COMMUNICATIONS, INC.